UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2020

FIFTH THIRD BANCORP

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 15, 2020, Jerry W. Burris notified the Board of Directors (the “Board”) of Fifth Third Bancorp (the “Company”) of his resignation as a director of the Company. Mr. Burris’ resignation was due to scheduling conflicts with Board meeting dates that have arisen in relation to his expanding responsibilities as the Chief Executive Officer of Midwest Can Company and was not the result of any dispute or disagreement with the Company on any matter relating to its operations, policies, or practices.

(d) As disclosed in the Company’s Definitive Proxy Statement filed with the SEC on March 4, 2020 (the “Proxy Statement”), the Company announced its intention to recommend Mitchell S. Feiger for appointment to the Board following his retirement from employment with the Company. Mr. Feiger was Chief Executive Officer of MB Financial, Inc. prior to its acquisition by the Company and thereafter served as the Chairman and CEO of Fifth Third Bank (Chicago). Mr. Feiger retired from employment with the Company on May 31, 2020 and was accordingly appointed to the Board on June 15, 2020.

Mr. Feiger will not be appointed to any committees at this time. He is eligible to participate in Fifth Third’s standard compensation arrangements for non-employee directors as described in the Company’s Proxy Statement.

Further information regarding Mr. Feiger can be found in the Company’s Form S-4/A filed with the SEC on August 2, 2018, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

June 16, 2020	By:	/s/ SUSAN B. ZAUNBRECHER
Susan B. Zaunbrecher
Executive Vice President, Chief
Legal Officer & Corporate Secretary